EXHIBIT 10.10(a)


                           FIRST AMENDMENT TO SUBLEASE


     THIS FIRST AMENDMENT, dated February 21, 2003, attached to and forms an integral part of that certain Sublease (the "Sublease") dated July 18, 2002 by and between Texaco, Inc. ("Sublessor") and Apollo gold, Inc. ("Sublessee") and consented to by Bedford Property Investors, Inc. ("Landlord") for the Premises in the Texaco Building, 4601 DTC Boulevard, Denver, Colorado 80237, commonly known as Suite 750 containing approximately 4,953 rentable square feet shown on Exhibit C of the Sublease. In the event of any conflict between the provisions of this First Amendment and the Sublease to which the Amendment attaches, the terms and conditions of the First Amendment will prevail.

     Sublessee hereby subleases from Sublessor and Sublessor hereby subleases to Sublessee the Premises as described above in the aforementioned Sublease upon the same terms, conditions and guarantees and subject to all provisions of the Sublease except as follows:

               1. The Premises will be increased by 2,775 rentable square feet so the entire Premises will now be 7,728 rentable square feet.
               2. The monthly rent will increase $2,428.13 per month so the new rent will be $6,767.01 per month for the remainder of the lease term.
               3. "Sublessee's Share" of operating expense increases will increase to 3.26%.
               4. Sublessee shall be entitled to nine (9) additional parking spaces.
               5. Sublessee shall take the new premises in its current "as is" condition. Sublessee will be responsible for all costs required to prepare the new premises for occupancy.
               6. The new rental payment will commence when Sublessee occupies the new premises but no later than March 1, 2003.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth below:

               Sublessee:  Apollo  Gold,  Inc.

                           By:   David  K.  Young          /s/
                               ----------------------------------------

                           Title:   Vice  President
                                  -------------------------------------

                           Date:    2/21/2003
                                 --------------------------------------


               Sublessor:  Texaco,  Inc.

                           By:   Signature  illegible     /s/
                               ----------------------------------------

                           Title:   Site  Services  Manager
                                 --------------------------------------

                           Date:   2/21/03
                                 --------------------------------------


 Agreed & Contented to by
                Landlord:  Bedford  Property  Investors,  Inc.

                           By:   Signature  illegible     /s/
                               ----------------------------------------

                           Title:  COO
                                 --------------------------------------

                           Date:    3/5/03
                                 --------------------------------------


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